UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 6, 2017

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37702	95-3540776
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Amgen Inc. One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of principal executive offices)	(Zip Code)

805-447-1000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 6, 2017, Amgen Inc. (the “Company”) and Amgen USA Inc., a wholly owned subsidiary of the Company (“Amgen USA”), entered into a six-year Sourcing and Supply Agreement (the “New Agreement”) with DaVita Inc. (“DaVita”) pursuant to which Amgen USA will supply, and DaVita will purchase, EPOGEN® (Epoetin alfa) and Aranesp® (darbepoetin alfa) in amounts necessary to meet a specified annual percentage of DaVita’s and its affiliates’ requirements for erythropoiesis stimulating agents used in providing dialysis services in the United States and Puerto Rico. Such percentage varies during the term of the New Agreement from January 6, 2017, through December 31, 2022, but in each year is at least 90%. It is expected that DaVita’s purchases under the New Agreement will be primarily EPOGEN. The New Agreement also contains a wind-down provision permitting DaVita to, at its election, purchase EPOGEN and Aranesp during 2023. The New Agreement will replace the Sourcing and Supply Agreement dated November 15, 2011, by and between Amgen USA and DaVita (as amended to date, the “Prior Agreement”), that would have expired by its terms on December 31, 2018.

The New Agreement, among other things, provides for discount pricing and rebates for EPOGEN and Aranesp. Some of the rebates are subject to various conditions including future pricing levels of EPOGEN and Aranesp by Amgen USA. The New Agreement may be terminated by either party before expiration of its term in the event of certain breaches of the New Agreement by the other party.

The foregoing summary of the material terms of the New Agreement is qualified in its entirety by reference to the full text of the New Agreement, a copy of which the Company anticipates filing as an exhibit to a future periodic filing with the Securities and Exchange Commission.

Item 1.02 Termination of a Material Definitive Agreement.

As described above in Item 1.01, in connection with entering into the New Agreement, on January 6, 2017, Amgen USA and DaVita terminated the Prior Agreement.

A summary of the material terms of the Prior Agreement was included in the Company’s Current Report on Form 8-K filed on November 18, 2011, which is qualified in its entirety by reference to the full text of the Prior Agreement and Amendment No. 1 to the Prior Agreement (filed as Exhibit 10.52 to the Company’s Annual Report on Form 10-K filed on February 29, 2012 and as Exhibit 10.63 to the Company’s Annual Report on Form 10-K filed on February 27, 2013, respectively, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: January 9, 2017	By:	/s/ Jonathan P. Graham
	Name:	Jonathan P. Graham
	Title:	Senior Vice President, General Counsel and Secretary